UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 16, 2021, the Board of Directors (the “Board”) of Unum Group (the “Company”) adopted amendments to the Company's Amended and Restated Bylaws (the “Bylaws”).

Article II, Section 9 of the Bylaws was amended to include a designee of the Board Chairman or Lead Independent Director, as applicable, among the persons who may preside over meetings of the stockholders. This section was also revised to remove a requirement that the person presiding over such meetings announce when the polls open and close for each matter upon which stockholders will vote. Article II, Section 10 of the Bylaws was added to require that certain stockholder communications be delivered in writing, rather than in an electronic transmission. Article III, Section 1 of the Bylaws was amended to change the mandatory director retirement age to 75 from 72. Section 2 of this Article was also amended to limit the number of directors a stockholder may nominate for election at an annual or special meeting to the number of directors to be elected at such meeting. Article V, Section 1 of the Bylaws was amended to clarify that written notices to registered owners of uncertificated shares may also be provided by electronic transmission. In addition, Article VII, Section 5 of the Bylaws was amended to specify the federal district courts of the United States as the exclusive forum for actions arising under the Securities Act of 1933, as amended, unless the Company consents in writing to an alternative forum, and to provide for consent to the provisions of Article VII, Section 5 through acquiring or holding the Company’s capital stock.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Unum Group, effective March 16, 2021.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: March 17, 2021	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary